AEGIS VALUE FUND, INC.
PROSPECTUS & APPLICATION
OCTOBER 29, 2001


This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.


The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone: 800-528-3780
Fax: 703-528-1395
www.aegisvaluefund.com


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


TABLE OF CONTENTS

About the Fund

Goal and Strategies 	            3
Principal Risks	                  4
Performance	                        8
Fees and Expenses	                  9
Management of the Fund             11

About Your Account

How to Purchase Shares	           12
How to Redeem Shares	           14
Dividends and Distributions	     16
Tax Consequences	                 17
Shareholder Accounts and Services  18
Financial Highlights               19
For More Information               20



AEGIS VALUE FUND, INC.


GOAL AND STRATEGIES


GOAL   The Fund's principal investment goal is to seek long-term
capital appreciation.


PRINCIPAL INVESTMENT STRATEGY     The Fund's portfolio will be primarily
invested in common stocks that are believed to be materially undervalued by the Fund's managers based on a company's book value, revenues or cash flow and possess the potential for significant capital appreciation. This investment style is commonly known as a "deep value" portfolio strategy. Common stocks generally entitle the holder to participate in a company's business operating results.

     In choosing common stocks that are materially undervalued, the Fund's manager focuses on companies that sell at prices well below the major stock market average valuations in relation to their corporate book values, revenues or cash flows. For example, if the broad market averages are priced at three times book value and 14 times cash flow, the Fund will focus on securities priced at much less than three times book value and/or much less than 14 times cash flow. The Fund's portfolio, as a whole, will typically fall in the bottom quartile of all U.S. stocks when comparing share prices to company book value, revenues or cash flow.

     Companies may become significantly undervalued due to an industry downturn, unfavorable news, poor economic conditions, a stock market decline, tax-loss selling or anticipated negative developments affecting a company. The Fund will often invest in companies that are attempting to recover from business setbacks or a cyclical downturn (commonly known as "turnaround situations").

     Managers of the Fund will consider a variety of factors in choosing an investment, such as industry conditions, strength of management, various hidden asset values, significant market share for certain products, control of product distribution networks, reputation within the industry, and likely catalysts for realizing shareholder value.

     Unlike most mutual fund managers, the Fund's managers will focus their research more on a company's balance sheet and the quality of its operating cash flow rather than reported earnings per share. Companies are analyzed for their long-term "intrinsic value", meaning their ability to produce cash from operations or the potential sale of assets. The Fund will often purchase shares of companies which have minimal earnings per share, or may even be reporting losses, if the Fund's managers believe that the shares are trading at a significant discount to their intrinsic value on a longer-term basis.

     Many of the Fund's portfolio holdings are stocks of small capitalization companies, which have a market capitalization of less than $1 billion. Market capitalization is the total market value of a company's outstanding stock. The Fund may invest up to 10% of its total assets in foreign securities.

     The Fund's goal is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices. The Fund's shares are not intended for investors seeking short-term price apprecia-tion or for purposes of any market timing strategy.

TEMPORARY INVESTMENTS The Fund's managers may take a temporary defensive position when the securities markets are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal, because it may not invest or may invest less in securities of companies that the managers believe are undervalued in the marketplace relative to underlying asset values. The Fund's defensive investment position may not be effective in protecting its value.


PRINCIPAL RISKS

BECAUSE THE STOCKS HELD BY THE FUND WILL FLUCTUATE IN PRICE, THE
VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN.  THIS
MEANS THAT YOU COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED
PERIODS OF TIME.

STOCKS     While common stocks have historically outperformed other
asset classes over the long term, they tend to fluctuate more significantly in the shorter term. These price fluctuations may result from factors affecting individual companies, the company's industry, or the securities markets as a whole. Value stocks in particular may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up its share price.

SMALLER COMPANIES     Historically, smaller company securities have
been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well-known to the investing public, may not have significant institutional ownership or analyst coverage, and their shares may be more volatile in price, have lower trading volumes and have wider market spreads between bid and ask prices than the shares of larger companies.

     Small and mid-size companies also sometimes have limited product lines, management depth, financial resources and market shares. Therefore, the companies are more vulnerable to adverse business or economic developments, and their shares may involve considerably more risk than shares of larger and more seasoned companies.

     The purchase and sale of such securities may have a greater impact on their market prices than would be the case with larger capitalization stocks. Accordingly, the Fund will not trade its holdings frequently, and the Fund's investment philosophy requires a long-term horizon.
The Fund should not be used as a "market timing" or short-term trading vehicle.

VALUE INVESTING     The Fund's policy of investing in securities that
may be out of favor in the stock market, as well as turnaround situa-tions, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

     There is always the possibility that the managers of the Fund may be incorrect in their assessment of a particular industry or company, or that the managers may not buy these securities at their lowest possible prices or sell them at their highest possible prices.

     Also, at certain times, the stock market will have investment cycles when "growth" stocks may significantly outperform the "value" stocks typically owned by the Fund.

     Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly during economic downturns.
Some companies which are reporting poor earnings may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers. They may also have difficulty generating sufficient cash flow and obtaining additional financing to maintain or expand their business operations.

FOREIGN SECURITIES     The Fund may invest up to 10% of its total assets
in foreign securities. Foreign securities and American Depositary Receipts (ADR's) involve risks that increase the potential for losses in the Fund.

     Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. The movements will affect the Fund's share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.

     To the extent that the Fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities owned by the Fund and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a foreign currency will also have a significant impact on the value of securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO     On January 1, 1999 the European Monetary Union introduced a new currency, the euro, which will eventually replace the national currency for participating member countries. Because this change to a single currency is still relatively new, the wider adoption of the euro as the means of exchange in Europe may result in market volatility. It will also make it difficult to predict the longer-term impact of the euro on business and financial conditions in Europe, and their effect on the Fund's investment performance.

INTEREST RATES     When interest rates rise, debt security prices fall
and may sometimes cause the stock market to decline. When interest rates fall, debt security prices go up and may also help the stock market rise.

     Generally, interest rates rise during times of inflation or a growing economy, and fall during times of declining inflation or an economic slowdown or recession. Because the level of interest rates has an impact on corporate profits and the relative attractiveness of stocks versus debt securities, changing interest rates can affect the value of the Fund's securities portfolio and the Fund's performance.

POLITICAL AND INTERNATIONAL CRISES     From time to time, major poli-
tical, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closing of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale.

     Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could also harm the value of the Fund's shares and the managers' ability to properly manage the Fund's portfolio, thereby increasing the potential of losses in the Fund.

     More detailed information about the Fund, its investment policies, risks and management can be found in the Fund's
Statement of Additional Information (SAI).


PERFORMANCE

PERFORMANCE RETURNS This bar chart and table show the variability of the Fund's returns, which is one indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The table shows how the Fund's average annual total returns compare to those of a broad-based market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE HISTORY FOR FISCAL YEARS ENDING AUGUST 31

1998 -17.90%  (from inception May 15, 1998)
1999 33.86%
2000 8.86%
2001 37.82%


BEST AND WORST QUARTERLY RETURNS     The Fund's best quarterly return
since inception May 15, 1998 was the quarter ending 6/30/99: 19.33%. The Fund's worst quarterly return since inception was the quarter ending 9/30/98: -9.10%.

As of Sept. 30, 2001, the Fund's year-to-date total return was 30.09%.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                1 Year     Since Inception (5/15/98)
Aegis Value Fund                14.74%             8.76%
Russell 2000 Value Index*       22.83%             2.05%

*Source: Frank Russell Company. The unmanaged Russell 2000 Value Index is selected from among the smaller companies in the Russell 3000 universe. It includes companies with market capitalizations of at least $120 million, contains approximately 700 securities, and excludes companies with high price/book ratios and high forecasted growth rates. It includes reinvested dividends.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All performance assumes reinvestment of dividends and capital gains.


FEES AND EXPENSES

SUMMARY OF FEES AND EXPENSES     This table describes the fees and
expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum  Sales Charge (Load) Imposed on Purchases            None
Maximum  Sales Charge (Load) Imposed on
                Reinvested Dividends                         None
Redemption Fee                                               None

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)
Management Fees                                              1.20%
Distribution and Service (12b-1) Fees                        None
Other Expenses                                               1.07%*
Total Fund Operating Expenses (before waivers)               2.27%*

*Footnote:
The amount of "Other Expenses" does not reflect an agreement between the Fund and the Fund's advisor to waive reimbursement and to absorb other expenses that exceed 0.30% of net assets at the end of each quarter. The Fund's advisor expects to continue the waiver for the current fiscal year; however, it may discontinue the agreement at any time. AS A RESULT OF THIS WAIVER, OTHER EXPENSES ARE 0.30% AND TOTAL FUND OPERATING EXPENSES ARE 1.50% FOR THE MOST RECENT FISCAL YEAR.


EXAMPLE     This example is intended to help you compare the cost of
investing in the Fund with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

      1 Year         3 Years          5 Years         10 Years
       $154           $485             $850            $1,934


VALUE OF A $10,000 INVESTMENT FOR FISCAL YEARS ENDING AUGUST 31

                   Aegis Value Fund     Russell 2000 Value Index

1998                    $8,210                  $7,564
1999                   $10,990                  $8,629
2000                   $11,964                  $9,811
2001                   $16,517                 $11,581


ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2001

                                  1 Year   Since Inception(5/15/98)

Aegis Value Fund                  37.82%           65.17%
Russell 2000 Value Index          18.04%           15.81%

(Past performance does not predict future performance.)



MANAGEMENT

INVESTMENT ADVISOR     Berno, Gambal & Barbee, Inc., 1100 North Glebe
Road, Suite 1040, Arlington, Virginia 22201, is the Fund's investment advisor. The firm has operated as a registered investment advisor since 1994, manages over $30 million in private account portfolios, and has served as the Fund's portfolio manager since its inception May 15, 1998.

PORTFOLIO MANAGERS     The three Managing Directors of Berno, Gambal
& Barbee, Inc. (BGB) together oversee day-to-day Fund operations and by consensus make all Fund investment decisions.

     William S. Berno, Managing Director, is a Chartered Financial Analyst, was a co-founder of BGB in 1994 and has been employed by the firm for the past five years. He has over twenty years' experience in the securities industry. Mr. Berno took his degree from the University of Virginia in 1975, and received an MBA degree with distinction from the University of Michigan in 1977.

     Paul Gambal, Managing Director, was a co-founder of BGB in 1994 and has been employed by the firm for the past five years.
He has over fifteen years' experience in the securities industry. Mr. Gambal graduated from Kenyon College in 1982, and received his MBA degree from The School of Business and Public Management at George Washington University in 1992.

     Scott L. Barbee, Managing Director, is a Chartered Financial Analyst, and joined BGB in 1997. From 1993 to 1995, Mr. Barbee was an oil service Equity Research Analyst and later an oil service Investment Banking Analyst at Simmons & Company in Houston, Texas. He later worked as an Equity Research Analyst with investment management boutique Donald Smith & Company in Paramus, New Jersey. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

ADVISOR COMPENSATION     The Fund pays its manager a fee for
managing the Fund's assets and making its investment decisions.
As compensation for its services, the Fund paid BGB for the fiscal year ended August 31, 2001 an advisory fee of 1.20% of the Fund's average net assets.


YOUR ACCOUNT

HOW TO PURCHASE SHARES     The Fund's shares are sold without a sales
charge. The price paid for shares is the net asset value next determined following the receipt of the purchase order in proper form by the Fund. "Proper form" is defined as including all required account information and payment or instructions for payment by wire or from a broker. The Fund reserves the right to reject any specific purchase order, and the right to suspend the offering of Fund shares to new investors. You may only purchases shares if the Fund is eligible for sale in your state or jurisdiction.


CALCULATION OF NET ASSET VALUE     Net asset value per share is calculated
at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business.
The net asset value per share is determined by dividing the total closing market value of the Fund's investments plus cash and other assets, including accrued income, less any liabilities, including accrued expenses, by the number of outstanding shares of the Fund.

     In determining net asset value, securities listed on an exchange or the NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.

     Quotations are taken from the market where the security is primarily traded. Securities for which market quotations are not readily available may be carried at their fair value as determined in good faith under procedures established and supervised by the Board of Directors. Foreign securities, if held in the form of American Depository Receipts, are valued at the closing bid price of the ADR.


OPENING AN ACCOUNT    Shares of the Fund may be purchased directly from the
Fund, or through any existing brokerage account held by the investor if the broker has an agreement with the Fund. To permit investors to obtain the current price, brokers are responsible for transmitting all orders to the Fund promptly.

     To purchase shares directly from the Fund, an Account Application must be completed and signed. The minimum initial investment in the Fund is $10,000, although for retirement accounts and IRA's the minimum initial investment is $2,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

     To open a regular account at the Fund by mail, simply complete and return an Account Application with a check made payable to Aegis Value Fund. If you have any questions about the Fund or need assistance with your application, please call the Fund at (800)528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, partnership agreements, trading authorizations, powers of attorney, or other documents. Applications and checks should be mailed to:
                        Aegis Value Fund, Inc.
                        1100 N. Glebe Road, Suite 1040
                        Arlington, VA  22201

     To open a regular account at the Fund and then wire money for the initial investment in the Fund, please complete and sign an Account Application, then call the Fund at (800)528-3780 before wiring the funds. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

Chase Manhattan Bank
ABA#021-000-021
For the account of Investec Ernst & Company
Account #140-080-524
FBO:  Aegis Value Fund
Account #228-00177-1-2

JOINT ACCOUNTS     Unless specified differently, accounts with two or
more owners will be registered as "joint tenants with rights of survivorship". To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

     To open a retirement account or an IRA account with the Fund, please call the Fund's office at (800)528-3780 and receive the necessary information and the special retirement account application to establish your account.

ADDITIONAL PURCHASES     To add money to an existing account at the Fund,
make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address. If wiring funds to your Fund account, be sure to wire for credit to Aegis Value Fund and include your name and account number in the wiring instructions. Additional shares may also be purchased through any existing brokerage account held by the investor if the broker has an agreement with the Fund.

     Any purchase orders or funds received after 4:00 p.m. Eastern Time will be processed at the next day's closing net asset value.
All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.

     No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor's brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.


HOW TO REDEEM SHARES     Shareholders may redeem shares as described
below on any day the Fund is open for business. Shares will be redeemed at the next determined net asset value after the Fund receives the redemption request in good form. Redemption requests received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value.

By Mail or Fax
     To redeem shares held by the Fund in writing, send a request in good form to the Fund at:

                    Aegis Value Fund, Inc.
                    1100 N. Glebe Road, Suite 1040
                    Arlington, VA  22201
                    Fax:  (703)528-1395


     A request "in good form" means that the request includes all of the following:

1. The name of the Fund and the shareholder's account number.
2. The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners exactly as they are registered on the account.
4. For redemptions with a value GREATER THAN $25,000, all shareholder signatures must be guaranteed. Each shareholder signature for redemptions larger than $25,000 must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor.
A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.
5.  Share certificates, if held by the shareholder.
6. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

     THE FUND DOES NOT ACCEPT TELEPHONE REDEMPTION OF SHARES.

     If you have any questions about what is required for your redemption request, please call the Fund at (800)528-3780.

     Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds may be delayed until the purchase check has cleared, or up to fifteen days from the date of purchase, whichever occurs first.

     In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

     If a shareholder redeems shares of the Fund with the assistance of a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

     You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

Retirement Distributions
     A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and ascertaining the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

By Wire Transfer
     A shareholder can request to have redemption proceeds wired to the shareholder's specified bank account, but full and complete wire instructions must be included in the written redemption request and the Fund's custodian will charge a $20.00 fee to make the wire transfer.

Account Minimum
     The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days' prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value, not attributable to market fluctuations, less than $1,000.


DIVIDENDS AND DISTRIBUTIONS     The Fund expects to declare and pay
income dividends annually, generally in December, representing substantially all of the Fund's net investment income. Capital gains, if any, may be distributed annually by the Fund, also generally in December. The amount of the Fund's distributions will vary and there is no guarantee the Fund will pay dividends.

     To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution.

     Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.


TAX CONSEQUENCES
Distributions
     Generally, distributions from the Fund's net investment income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the shareholder as long-term capital gains regardless of the length of time shares have been held.

     The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund will mail a statement that shows the tax status of the distributions you received for the previous year.

Sale of Shares
     The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

     Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and state tax. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding
     By law, some Fund shareholders may be subject to a 30.5% tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this "backup withholding" will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund's knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.


SHAREHOLDER ACCOUNT SERVICES
Account Information
     The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distri-butions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements
     The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports
     The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment
     Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website
     The Fund maintains an Internet website for current and prospective investors which contains information about the Fund and its history. The Fund's website address is www.aegisvaluefund.com. The Fund website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to complementary websites for additional information.


FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations since inception May 15, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distri-butions. This information has been audited by Bish & Haffey, P.C., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                            FOR THE YEAR ENDED AUGUST 31
                                          2001     2000     1999     1998(a)
PER SHARE DATA:
Net Asset Value--Beginning of Period     $9.72   $10.87    $8.21   $10.00

Income from Investment Operations:
  Net investment income                   0.09     0.23     0.16     0.01
  Net gain (loss) on securities (both     3.25	   0.47     2.62    (1.80)
    realized and unrealized)              ----     ----     ----    -----
  Total from Investment Operations        3.34     0.70     2.78    (1.79)

Less Distributions to Shareholders:
  Dividends from Net Investment Income   (0.18)	  (0.15)   (0.08)    0.00
  Distributions from Net Realized Gains  (0.76)	  (1.70)   (0.04)    0.00
                                         ------   ------   ------   -----
  Total Distributions                    (0.94)   (1.85)   (0.12)    0.00
                                         ------   ------   ------   -----

Net Asset Value--End of Period          $12.12    $9.72   $10.87    $8.21

Total Investment Return                  37.82%    8.86%   33.86%  (17.90%)


Ratios (to average net assets)/Supplemental Data
Expense Ratio (annualized)                1.50%    1.50%    1.50%    1.50%
Net investment income (annualized)        0.89%    2.22%    1.46%    0.76%
Portfolio turnover                          10%      50%      33%      *6%

Net Assets at End of Period (000's)    $23,202   $1,520   $1,481     $845

*Not Annualized
(a) Results for period from May 15, 1998 (inception) to August 31, 1998.



AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com


FOR MORE INFORMATION:

You can learn more about the Aegis Value Fund in the following documents:

Annual/Semi-Annual Report to Shareholders
     The annual shareholder report includes a discussion of recent market conditions and Fund investment strategy, financial statements, detailed performance information, portfolio holdings, and the auditor's report. Semi-annual reports provide unaudited financial statements.

Statement of Additional Information (SAI)
     The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

     For a free copy of the current annual/semi-annual report or the SAI, please call the Fund at (800)528-3780 or visit the Fund website at www.aegisvaluefund.com.


You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-9174